SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 31, 2000


                        EMC CORPORATION
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    (Exact name of registrant as specified in its charter)


Massachusetts                 1-9853               No. 04-2680009
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(State or other            (Commission            (I.R.S. Employer
jurisdiction of             File Number)           Identification No.)
incorporation)



35 Parkwood Drive, Hopkinton, MA                        01748
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(Address of principal executive offices)              (zip code)



Registrant's telephone number, including area code: (508)435-1000
                                                    --------------------


                           N/A
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(Former Name or Former Address, if changed since last report)



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Item 5.  Other Events.
---------------------

     On October 31, 2000, pursuant to an Agreement and Plan of Merger dated as of October 31, 2000, EMC Corporation, a Massachusetts corporation (the "Company"), acquired all the outstanding shares of capital stock of CrosStor Software, Inc., a New Jersey corporation, from Company shareholders (the "Acquisition"). The Acquisition is being accounted for as a pooling-of-interests.

     A copy of the November 1, 2000 press release announcing the Acquisition is attached as Exhibit 99 hereto and is incorporated by reference herein.


Item 7. Financial Statements Pro Forma Financial Information and Exhibits
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     (c) Exhibits

       99    EMC Corporation Press Release dated November 1, 2000.



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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMC CORPORATION



                                   By:/s/ Paul T. Dacier
                                      ---------------------
                                      Paul T. Dacier
                                      Senior Vice President
                                      and General Counsel


Date:     November 8, 2000




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                        EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99                      EMC Corporation Press Release dated
                        November 1, 2000.